EX (h)(4)

NORTHEAST INVESTORS GROWTH FUND

100 High Street  •  Boston  •  Massachusetts 02110-2301

(617) 523-3588      Fax (617) 523-5412

POWER OF ATTORNEY
WITH RESPECT TO
NORTHEAST INVESTORS GROWTH FUND

Know all men by these presents that John F. Francini, Jr., Treasurer and Chief Financial Officer (Chief Financial and Accounting Officer) ofNortheast Investors Growth Fund, a Massachusetts business trust (the "Fund"),  whose name and signature appears below, constitutes and appoints Richard G. Manoogian and Robert M. Kane, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign on behalf of the Fund, the following: (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by or on behalf of the Fund, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto filed by or on behalf of the Fund, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Fund to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

February 16, 2017

/s/ John F. Francini, Jr.
John F. Francini, Jr.

EX (h)(4)

NORTHEAST INVESTORS GROWTH FUND

100 High Street • Boston • Massachusetts 02110-2301

(617) 523-3588 Fax (617) 523-5412

POWER OF ATTORNEY
WITH RESPECT TO
NORTHEAST INVESTORS GROWTH FUND

Know all men by these presents that Nancy M. Mulligan, a Trustee and President (Chief Executive Officer) of Northeast Investors Growth Fund, a Massachusetts business trust (the "Fund"), whose name and signature appears below, constitutes and appoints Richard G. Manoogian and Robert M. Kane, as her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign on behalf of the Fund, the following: (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by or on behalf of the Fund, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto filed by or on behalf of the Fund, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Fund to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

February 16, 2017

/s/ Nancy M. Mulligan
Nancy M. Mulligan

EX (h)(4)

POWER OF ATTORNEY
WITH RESPECT TO
NORTHEAST INVESTORS GROWTH FUND

Know all men by these presents that John C. Emery, a Trustee of Northeast Investors Growth Fund (the "Fund"), whose name and signature appears below, constitutes and appoints John F. Francini, Jr., Robert M. Kane and Richard G. Manoogian, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Fund to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

December 15, 2014

/s/ John C. Emery
John C. Emery

EX (h)(4)

POWER OF ATTORNEY
WITH RESPECT TO
NORTHEAST INVESTORS GROWTH FUND

Know all men by these presents that Michael Baldwin, a Trustee of Northeast Investors Growth Fund (the "Fund"), whose name and signature appears below, constitutes and appoints John F. Francini, Jr., Robert M. Kane and Richard G. Manoogian, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Fund to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

December 15, 2014

/s/ Michael Baldwin
Michael Baldwin

EX (h)(4)

POWER OF ATTORNEY
WITH RESPECT TO
NORTHEAST INVESTORS GROWTH FUND

Know all men by these presents that Washington Jarvis, a Trustee of Northeast Investors Growth Fund (the "Fund"), whose name and signature appears below, constitutes and appoints John F. Francini, Jr., Robert M. Kane and Richard G. Manoogian, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Fund to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

December 15, 2014

/s/ Washington Jarvis
Washington Jarvis